Exhibit 10.1

UNEX HOLDINGS INC.

SUBSCRIPTION DOCUMENTS

(for Non-U.S. Subscribers under Regulation S)

Up to 6,000,000 Shares of Common Stock at US$2.5 per Share

UNEX HOLDINGS INC.

SUBSCRIPTION DOCUMENTS

This Subscription Packet Contains the following (together, the “Subscription Documents”):

I	Subscriber Instructions
II	Subscription Agreement
III	Investor Questionnaire

Name of Subscriber:	_____________________________________
City and Country of Residence:	_____________________________________
Citizenship of Subscriber:	_____________________________________
Passport/National
Registration Identity Card (NRIC):	_____________________________________
Subscriber’s Telephone Number	_____________________________________
Subscriber’s Facsimile Number:	_____________________________________
Subscriber’s Email Address:	_____________________________________
Date of Subscription:	_____________________________________
Number of Shares of
Common Stock Subscribed For:	_____________________________________

Purchase Price Per
Share of Common Stock:	_____________________________________

Aggregate Purchase Price: $	_____________________________________

SUBSCRIPTION PROCEDURES

Complete and sign the enclosed Subscription Documents in accordance with the instructions below and return them to: Unex Holdings Inc., 31-A2, Jalan 5/32A, 6 ½ Miles off Jalan Kepong, Off Jalan Kepong, 52000 Kuala Lumpur, Malaysia, with your payment by wire transfer of immediately available funds in U.S. dollars or in such other currency as mutually agreed in writing by the Parties, to (i) such bank account as designated in writing by the Company on the Closing Date (as defined in the Subscription Agreement therein), or (ii) to an escrow agent (the “Escrow Agent”) designated in writing by the Company to the Subscriber on the Closing Date (as defined in the Subscription Agreement therein), in accordance with wire instructions provided by the Escrow Agent, pursuant to the terms of an escrow agreement separately agreed between the Company, the Subscriber, and the Escrow Agent in writing.

UNEX HOLDINGS INC.

I. SUBSCRIBER INSTRUCTIONS

(for Non-U.S. Subscribers under Regulation S)

IF YOU WISH TO SUBSCRIBE, PLEASE CAREFULLY FOLLOW THE INSTRUCTIONS BELOW. SUBSCRIPTION AGREEMENTS THAT ARE MISSING REQUESTED INFORMATION OR SIGNATURES CANNOT BE CONSIDERED UNTIL SUCH INFORMATION AND SIGNATURES ARE PROVIDED. ALL SUCH INFORMATION WILL BE TREATED CONFIDENTIALLY.

A. SUBSCRIPTION AGREEMENT: The Subscription Agreement must be fully completed by the prospective subscriber on the signature page thereto. The completed Subscription Agreement must be signed by the prospective Subscriber and dated.

B. INVESTOR QUESTIONNAIRE: The Investor Questionnaire must be fully completed by any prospective subscriber, signed by the prospective subscriber and dated. Each purchasing entity must attach to the Investor Questionnaire a copy of its charter or other governing instrument as well as appropriate evidence of its power and authority to purchase securities in this offering.

IF YOU WISH TO RETAIN A COPY OF THESE SUBSCRIPTION DOCUMENTS FOR YOUR RECORDS, PLEASE MAKE A COPY OF THE FULLY COMPLETED SUBSCRIPTION DOCUMENTS PRIOR TO SUBMITTING THEM TO THE COMPANY.

UNEX HOLDINGS INC.

II. SUBSCRIPTION AGREEMENT

(for Non-U.S. Subscribers under Regulation S)

dated

_____________________ 2022

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ARTICLE VII Conditions to Closing		12

7.1	Conditions to Obligations of the Parties	12
7.2	Conditions to Obligations of the Company	12
7.3	Conditions to Obligations of the Subscriber	12

ARTICLE VIII Termination		13

8.1	Termination	13
8.2	Effect of Termination	13

ARTICLE IX Indemnification		14

9.1	Indemnification.	14
9.2	Procedures Relating to Indemnification.	14
9.3	Limitation on the Liability..	14

ARTICLE X General Provisions		15

10.1	Expenses	15
10.2	Notices	15
10.3	Public Announcements	15
10.4	Severability	15
10.5	Entire Agreement; Conflict	15
10.6	Assignment	15
10.7	Amendment	16
10.8	Waiver	16
10.9	No Third Party Beneficiaries	16
10.10	Governing Law; Arbitration. .	16
10.11	Counterparts..	16

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SHARE SUBSCRIPTION AGREEMENT

This SHARE SUBSCRIPTION AGREEMENT (the “Agreement”), dated as of _________________, 2022, between Unex Holdings Inc., a company incorporated with limited liability in the State of Nevada, United States of America (“US” or “U.S.”) (the “Company”), and the subscriber set forth in the signature page (the “Signature Page”) attached hereto (the “Subscriber”). Each of the above shall collectively be referred to as the “Parties”, and each, a “Party”.

RECITALS

WHEREAS, the Subscriber desires to subscribe for and purchase, and the Company desires to issue and sell, certain number of shares of common stock, par value $0.001 per share, (“Common Stock”) pursuant to the terms and conditions set forth in this Agreement.

WHEREAS, the Company and the Subscriber are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded by Regulation S (“Regulation S”) as promulgated by the U.S. Securities and Exchange Commission under the U.S. Securities Act.

WHEREAS, the Subscriber is a “non-US person” as defined in Regulation S, subscribing the Subscription Shares solely for its own account for the purpose of investment.

WHEREAS, before the Registration Period Start Date (as defined hereunder), the Company is entering into various subscription agreements in accordance and in reliance upon the exemption from securities registration afforded by Regulation D (“Regulation D”) of the Securities Act of 1933, as well as other Regulation S subscription agreements of substantially the same form as this Agreement (the “Other Subscription Agreements” and together with this Agreement, the “Subscription Agreements”) with certain other Regulation S and Regulation D investors (the “Other Subscribers” and together with Subscriber, the “Subscribers”), pursuant to which such investors have agreed to purchase other subscriptions shares (the “Other Subscription Shares”), and together with the Subscription Shares (as defined hereunder, and together with the Other Subscription Shares, the “Aggregate Subscription Shares”), an aggregate amount of up to 6,000,000 shares of Common Stock of the Company at US$2.5 per share.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements set forth herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the Parties hereto, intending to be legally bound, agrees as follows:

ARTICLE I

DEFINITIONS

1.1 Certain Defined Terms. For purposes of this Agreement:

“Affiliate” means, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such specified Person.

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“Business Day” means any day that is not a Saturday, a Sunday or any other day on which banks are required or authorized by Law to be closed in the U.S., Malaysia or Singapore.

“Control” (including “Controlled by” and “under common Control with”) means with respect to the relationship between or among two or more Persons, the possession of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of a majority of the outstanding voting securities, or having the right to appoint a majority of the members of the board of directors, or as trustee, personal representative or executor, by contract, credit arrangement or otherwise.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Governmental Authority” means any U.S. or non-U.S. federal, national, supranational, state, provincial, local or similar government, taxation, governmental, regulatory or administrative authority, agency or commission or any court, tribunal, or judicial or arbitral body.

“Law” means any U.S. or non-U.S. federal, national, supranational, state, provincial, local or similar statute, law, ordinance, regulation, rule, code, order, requirement or rule of law (including common law).

“Material Adverse Effect” means any material adverse effect on the business, operations, assets, financial condition or prospects of the Company or its subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith.

“MYR” means Malaysian Ringgit.

“Common Stock” means the shares of common stock, par value US$0.001 per share, in the share capital of the Company.

“Person” means any individual, partnership, firm, corporation, limited liability company, association, trust, unincorporated organization or other entity.

“Securities Act” means the U.S. Securities Act of 1933, as amended, and all of the rules and regulations promulgated thereunder.

“SEC Documents” means all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) of the Exchange Act, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material), and the foregoing materials, including the exhibits thereto and documents incorporated by reference therein.

“SEC” means the U.S. Securities and Exchange Commission.

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“S$” means Singapore Dollar.

“Transaction Document” means, collectively, this Agreement and each of the other documents entered into or delivered by the parties hereto or their respective Affiliates in connection with the transactions contemplated by this Agreement.

“US$” means the United States Dollars, the lawful currency of the United States of America.

1.2 Other Definitions. The following terms have the meanings set forth in the sections set forth below:

Definition	Location

“Agreement”	Preamble
“Company”	Preamble
“Subscriber”	Preamble
“Parties”	Preamble
“Party”	Preamble
“Subscription Price”	Section 2.1
“Subscription Shares”	Section 2.1
“Closing”	Section 2.2
“Closing Date”	Section 2.2
“Registration Period Start Date”	Section 5.1

1.3 Interpretation and Rules of Construction. In this Agreement, except to the extent otherwise provided or that the context otherwise requires:

(a) when a reference is made in this Agreement to an Article, Section, Exhibit or Schedule, such reference is to an Article or Section of, or an Exhibit or Schedule to, this Agreement unless otherwise indicated;

(b) the table of contents and headings in this Agreement are inserted for reference purposes only and do not affect in any way the meaning or interpretation of this Agreement;

(c) whenever the words “include,” “includes” or “including” are used in this Agreement, they are deemed to be followed by the words “without limitation”;

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(d) the words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision of this Agreement;

(e) whenever the word “day” is used in this Agreement, it shall be deemed to refer to a calendar day;

(f) all terms defined in this Agreement have the defined meanings when used in any certificate or other document made or delivered pursuant to this Agreement, unless otherwise defined therein;

(g) the definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms;

(h) any Law defined or referred to herein or in any agreement or instrument that is referred to herein means such Law or statute as from time to time amended, modified or supplemented, including by succession of successor Laws;

(i) references to a Person are also to its successors and permitted assigns; and

(j) the use of “or” is not intended to be exclusive unless expressly indicated otherwise.

ARTICLE II

PURCHASE AND SALE; CLOSING

2.1 Subscription and Issuance of Common Stock. Upon the terms and subject to the conditions of this Agreement, at Closing (as defined below), the Subscriber hereby agrees to subscribe for and purchase, and the Company hereby agrees to issue and sell to the Subscriber the number of shares of Common Stock set forth on the Signature Page (the “Subscription Shares”) for an aggregate purchase price set forth on the Signature Page (the “Purchase Price”), representing a per share purchase price as set forth on the Signature Page.

2.2 Closing of Share Subscription. Subject to satisfaction or, to the extent permissible, waiver by the Party or Parties entitled to the benefit of the relevant conditions, of all the conditions (other than conditions that by their nature are to be satisfied at Closing, but subject to the satisfaction or, to the extent permissible, waiver of those conditions at Closing), the closing of the sale and purchase of the Subscription Shares pursuant to this Section 2.2 (the “Closing”) shall take place remotely by electronic means (i) five (5) business days from the date of this Agreement, or (ii) any other date as may be agreed by the Subscriber and the Company in writing (the “Closing Date”).

2.3 Closing Deliveries . At the Closing,

(a) the Subscriber shall pay, or cause to be paid, the Purchase Price to the Company by wire transfer of immediately available funds in U.S. dollars or in such other currency as mutually agreed in writing by the Parties, to (i) such bank account as designated in writing by the Company on the Closing Date, or (ii) an escrow agent (the “Escrow Agent”) designated in writing by the Company to the Subscriber on the Closing Date, in accordance with wire instructions provided by the Escrow Agent, pursuant to the terms of an escrow agreement separately agreed between the Company, the Subscriber, and the Escrow Agent in writing (the “Escrow Agreement”);

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(b) the Company shall deliver to the Subscriber the Subscription Shares in book entry form within thirty(30) days of the clearing of transfer of the Purchase Price;

(c) in the event that the Purchase Price are paid to the Escrow Agent, the Purchase Price shall be released to the Company pursuant to the terms of the Escrow Agreement;

(d) The Subscriber acknowledges and understands that (a) the Subscription Shares have not been registered under the Securities Act, or applicable U.S. state securities laws, (b) that the Subscription Shares are deemed to be “restricted securities” under the Securities Act and applicable U.S. state securities laws and (c) the purchase of the Subscription Shares is taking place in a transaction not involving a public offering or U.S. Persons. Furthermore, the Subscriber is aware and understands that any resale inconsistent with the Securities Act may create liability on the Subscriber’s part and/or the part of the Company, and agrees not to assign, sell, pledge, transfer or otherwise dispose of or transfer any such Subscription Shares, unless registered under the Securities Act and applicable U.S. state securities laws, or an opinion is given by counsel satisfactory to the Company that such registration is not required. The Company will issue the Subscription Shares purchased by the Subscriber in the name of the Subscriber and in such denominations to be specified by the Subscriber prior to the Closing. The Subscription Shares will bear the following legend (the “Legend”), and appropriate “stop transfer” instructions:

“THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.”

“THESE SECURITIES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE SECURITIES ACT”) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT. TRANSFER OF THESE SECURITIES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

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ARTICLE III

Representations and Warranties of the Company

In order to induce the Subscriber to enter into this Agreement, the Company hereby represents and warrants to the Subscriber as follows:

3.1 Organization, Authority and Qualification of the Company. The Company is a company incorporated with limited liability in the State of Nevada, U.S., with good standing, and has all necessary corporate power and authority to carry on the business as it has been and is currently conducted. Any and all of the corporate actions relating to the issuance and placement of the Subscription Shares as contemplated by this Agreement have been duly authorized by the Company in accordance with applicable Laws and constitutional documents of the Company.

3.2 Due Execution. The execution and delivery by the Company of this Agreement and any other Transaction Document to which the Company is a party, the performance by the Company of its obligations hereunder and thereunder, and the consummation by the Company of the transactions contemplated hereby and thereby have been or will be on or prior to the Closing Date duly authorized by all requisite action on the part of the Company. This Agreement has been duly executed and delivered by the Company, and (assuming due authorization, execution and delivery by the Subscriber) this Agreement constitutes, and upon their execution the Transaction Documents to which the Company is a party shall constitute, legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

3.3 Litigation. Except as disclosed in the SEC Documents, there are no actions, claims, demands, investigations, examinations, indictments, litigations, suits or other criminal, civil or administrative or investigative proceedings pending or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries or directors or officers of the Company or any of its subsidiaries in their capacities as such before or by any Governmental Authority or by any other Person, which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

3.4 Non-U.S. Transaction. Neither the Company nor its authorized persons has engaged, nor will engage, in any directed selling efforts to a U.S. Persons (as defined Rule 902 of Regulation S promulgated under the Securities Act) with respect to the Subscription Shares and the Company and its authorized persons has complied and will comply with the “offering restrictions” requirements of Regulation S. The transactions contemplated hereby have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act. Neither the Company nor its authorized persons has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Subscription Shares. The Company agrees not to cause any advertisement of the Subscription Shares to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Subscription Shares, except such advertisements that include the statements required by Regulation S, and only offshore and not in the U.S. or its territories, and only in compliance with any local applicable securities laws.

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ARTICLE IV

Representations and Warranties of the Subscriber

In order to induce the Subscriber to enter into this Agreement, except as set forth in the corresponding sections herein, the Subscriber hereby represents and warrants to the Company as follows:

4.1 Non-U.S. Persons. The Subscriber is not a U.S. person as defined under Rule 902 of Regulation S and the Subscription Shares which the Subscriber is acquiring are being acquired for the Subscriber’s own account (or a trust account if the Subscriber is a trustee) for investment only and not with a view to sale or resale, distribution or fractionalization of the securities under applicable U.S. federal or state securities laws. The Subscriber is not acquiring such securities for the account or benefit of any U.S. person and was not organized for the specific purpose of acquiring such securities. The Subscriber will not (i) resell or offer to resell the securities, or any portion thereof, or (ii) engage in hedging transactions, in each case, except in accordance with the terms of this Agreement and in accordance with Regulation S, pursuant to registration under the Securities Act or pursuant to an available exemption from registration under the Securities Act and otherwise in compliance with all applicable securities laws. Furthermore, prior to engaging in any hedging transaction or any resale of the securities, or any portion thereof, by the Subscriber, the Subscriber shall provide the Company with an opinion of counsel acceptable to the Company in its sole discretion and in a form acceptable to the Company in its sole discretion, that any such proposed sale or hedging transaction is in compliance with the Securities Act or an exemption therefrom.

4.2 Non-Political Figure. To the best of the Subscriber’s knowledge, none of (i) the Subscriber, (ii) any person controlling or controlled by the Subscriber, (iii) if the Subscriber is a privately-held entity, any person having a beneficial interest in the Subscriber; or (iv) any person for whom the Subscriber is acting as agent or nominee in connection with this investment is a senior foreign political figure1, a special interest person2, or any immediate family member3 or close associate4 of a senior foreign political figure, as such terms are defined in the footnotes below.

[1]	A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.
[2]	A “special interest person” shall be any individual who is alleged to have been involved in a criminal activity that falls under the following categories: corruption, financial crime, trafficking, organized crime, terror, tax crime.
[3]	“Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.
[4]	A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

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4.3 Non-U.S. Transaction. The Company may only make offers to sell the Subscription Shares to persons outside the United States in this offering and, if applicable, at the time any buy order is originated, the buyer is outside the United States. The Subscriber has not received an offer to purchase Subscription Shares inside the United States and will not originate a buy order inside the United States. The Subscriber has not received, and is not aware of, any advertisement in a publication with a general circulation in the United States (as described in Rule 902 of Regulation S) that refers to the offering and sale of the Subscription Shares.

4.4 Due Execution. The execution and delivery by the Subscriber of this Agreement and any other Transaction Document to which the Subscriber is a party, the performance by the Subscriber of its obligations hereunder and thereunder and the consummation by the Subscriber of the transactions contemplated hereby and thereby have been or will be on or prior to the Closing Date duly authorized by all requisite action on the part of the Subscriber. This Agreement has been duly executed and delivered by the Subscriber, and (assuming due authorization, execution and delivery by the Company) this Agreement constitutes, and upon their execution the Transaction Documents to which the Subscriber is a party shall constitute, legal, valid and binding obligations of the Subscriber, enforceable against the Subscriber in accordance with their respective terms.

4.5 No Conflict. Assuming that all required consents, approvals, authorizations and other actions referred to herein have been obtained, the execution, delivery and performance of this Agreement and any other Transaction Document by the Subscriber do not (a) violate, conflict with or result in the breach of any provision of the constitutional documents of the Subscriber, (b) conflict with or violate any Law or governmental order applicable to the Subscriber, or (c) conflict with, result in any breach of, constitute a default under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which the Subscriber is a party, except, to the extent that such conflicts, breaches, defaults or other matters would not materially and adversely affect the ability of the Subscriber to perform any of its obligations under this Agreement or any other Transaction Document or consummate any transactions contemplated hereunder or thereunder.

4.6 Proportionate Commitment. The Subscriber’s overall commitment to investments that are not readily marketable is not disproportionate to the Subscriber’s net worth and the Subscriber’s investment in the Company will not cause such overall commitment to become excessive. The Subscriber has adequate net worth and means of providing for current needs and personal contingencies to sustain a complete loss of the Subscriber’s investment in the Company, and the Subscriber has no need for liquidity in this investment.

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4.7 Substantial Knowledge and Experience. The Subscriber has substantial knowledge and experience in making investment decisions of this type and is capable of evaluating the merits and risks of this investment. The Subscriber understands that an investment in the Company is speculative and involves a high degree of risk, and the Subscriber has carefully reviewed and is aware of all of the risk factors related to the purchase of the securities. The Subscriber has had an opportunity to ask questions of and receive answers from representatives of the Company with respect to this offering. The Company has provided the Subscriber with all documents requested and has provided answers to all of the Subscriber’s questions relating to an investment in the Company. In addition, the Subscriber has had an opportunity to discuss this investment with representatives of the Company and to ask questions of them.

4.8 Truth and Accuracy. The Company and the other subscribers are relying on the truth and accuracy of the declarations, representations and warranties herein made by the Subscriber. Accordingly, the foregoing representations and warranties and undertakings are made by the Subscriber with the intent that they may be relied upon in determining his/her suitability as a subscriber. The Subscriber agrees that such representations and warranties shall survive the acceptance of the Subscriber, and the Subscriber indemnifies and agrees to hold harmless, the Company and each other subscriber from and against all damages, claims, expenses, losses or actions resulting from the untruth of any of the warranties and representations contained in this Agreement.

4.9 Consents and Approvals. The execution, delivery and performance by the Subscriber of this Agreement does not and will not require any consent, approval, authorization or other order of, action by, filing with, or notification to, any Governmental Authority. The execution, delivery and performance by the Company to the Subscriber of this Agreement does not and will not require any consent, approval, authorization or other order of, action by, filing with, or notification to, any Governmental Authority. The Subscriber is not acting on behalf of, or for the benefit for, nor does it intend to transfer the Subscription Shares to any party that will require any consent, approval, authorization or other order of, action by, filing with, or notification to, any Governmental Authority.

4.10 Notice. The foregoing representations and warranties are true as of the date of this Agreement and shall be true as of the date the Company issues and sells Subscription Shares to the Subscriber. If such representations and warranties shall not be true in any respect prior to such date, the Subscriber will give prompt written notice of such fact to the Company.

ARTICLE V

Additional Agreements

5.1 Registration Rights. The Company shall use commercially reasonable efforts within two hundred and seventy (270) calendar days from the earlier of (i) a date on which the Aggregate Subscription Shares reaches 6,000,000 shares of Common Stock; or (ii) a date to be specified by the Company on no less than ten Business Day’s prior notice to the Subscriber; in any event no later than December 31, 2023 (“the Registration Period Start Date”), to register the Registrable Securities (as defined below) being issued pursuant to this Agreement by preparing and filing one registration statement (the “Registration Statement”), or if necessary more than one registration statement, of the Company in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis (“Rule 415”), and the declaration or ordering of effectiveness of the Registration Statement by the SEC.

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The Subscriber and its counsel shall have a reasonable opportunity to review and comment upon the Registration Statement or amendment thereto and any related prospectus prior to its filing with the SEC. The Subscriber shall furnish all information reasonably requested by the Company for inclusion therein. The Company shall use commercially reasonable efforts to have the Registration Statement or amendment declared effective by the SEC at the earliest possible date. The Company shall use commercially reasonable efforts to keep the Registration Statement effective pursuant to Rule 415 promulgated under the Securities Act and available for sales of all of the Registrable Securities at all times until the date as of which the Subscriber may sell all of the Registrable Securities without restriction pursuant to the last sentence of Rule 144(b)(1)(i) promulgated under the Securities Act (or successor thereto). The Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

“Registrable Securities” means, as of any date of determination, (a) all shares of Common Stock issued pursuant to the Subscription Agreements, and (b) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) for so long as (a) a Registration Statement with respect to the sale of such Registrable Securities is declared effective by the SEC under the Securities Act and such Registrable Securities have been disposed of by the holder of the Registrable Securities in accordance with such effective Registration Statement, (b) such Registrable Securities have been previously sold in accordance with Rule 144, or (c) such securities become eligible for resale without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144 as set forth in a written opinion letter to such effect, addressed, delivered and acceptable to the Company’s transfer agent and the affected holder of the security (assuming that such securities and any securities issuable upon exercise, conversion or exchange of which, or as a dividend upon which, such securities were issued or are issuable, were at no time held by any Affiliate (as such terms are used in and construed under Rule 405 under the Securities Act) of the Company, as reasonably determined by the Company, upon the advice of counsel to the Company.

5.2 Confidentiality. Except as necessary under the disclosure requirements of securities laws and regulations of the U.S., the Parties shall hold and shall cause their respective representatives to hold in strict confidence, unless compelled to disclose by judicial or administrative process or by other requirements of Law, all documents and information concerning the other party furnished to it by such other party or its representatives in connection with the transactions contemplated by this Agreement (except to the extent that such information can be shown to have been (a) previously known by the party to which it was furnished, (b) in the public domain through no fault of such party or (c) later lawfully acquired from other sources, which source is not the agent of the other party, by the party to which it was furnished), and each party shall not release or disclose such information to any other person, except its representatives in connection with this Agreement. In the event that any party believes that it is required to disclose any such confidential information pursuant to applicable Laws, such party shall give timely written notice to the other parties so that such parties may have an opportunity to obtain a protective order or other appropriate relief. Each party shall be deemed to have satisfied its obligations to hold confidential information concerning or supplied by the other parties if it exercises the same care as it takes to preserve confidentiality for its own similar information.

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5.3 Notice of Developments. Prior to the Closing, the Subscriber and the Company shall each promptly notify the other in writing of (a) all events, circumstances, facts and occurrences or non-occurrences arising subsequent to the date of this Agreement which may result in any breach of a representation or warranty or covenant of either the Subscriber or the Company contained in this Agreement or which may have the effect of making any representation or warranty of either the Subscriber or the Company contained in this Agreement untrue or incorrect in any material aspect, and (b) any material development that has an effect on the assets, liabilities, business, or financial status related to the Company or the Subscriber. The Parties agree to discuss in good faith appropriate measures or solutions to address such events circumstances, facts and occurrences or non-occurrences or developments.

5.4 Further Action. Each of the Parties shall use all reasonable efforts to take, or cause to be taken, all appropriate action, do or cause to be done all things necessary, proper or advisable under applicable Law, and to execute and deliver such documents and other papers, as may be required to carry out the provisions of this Agreement and the other Transaction Documents to which it is a party and consummate and make effective the transactions contemplated hereby and thereby. Each of the Parties agrees that it will not take or cause to be taken any action that may result in any breach of any of its representations, warranties, covenants or agreements contained in this Agreement.

ARTICLE VI

Tax Matters

6.1 Tax Liabilities Related to the Subject Transaction. Each of the Company and the Subscriber agrees that each Party shall be liable for its own tax liabilities arising from the subject transaction.

6.2 Tax Cooperation and Information Exchange. The Parties agree that they will cooperate with each other in relation to tax matters, and each Party shall provide the other Party with the relevant information requested by the other Party in order for the other Party to complete its necessary tax filing or audit, determine liability for taxes and right to a tax refund, and perform any other tax-related work.

11

ARTICLE VII

Conditions to Closing

7.1 Conditions to Obligations of the Parties. The obligations of each of the Company and the Subscriber to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or written waiver by the other Party of each of the following conditions:

(a) All Required Governmental Approvals shall have been obtained. For the avoidance of doubt, the Required Governmental Approvals mentioned in this Section 7.1(a) shall not include any post-Closing registrations.

(b) There has been no rule under applicable Laws or judgment, injunction, order or decree that prohibits the consummation of the Closing, or substantively increases the costs of the Company or the Subscriber in connection with the transactions contemplated by this Agreement.

7.2 Conditions to Obligations of the Company. The obligations of the Company to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or written waiver by the Company, at or prior to the Closing, of each of the following conditions:

(a) The representations and warranties of the Subscriber contained in this Agreement shall be true and correct when made in all material respects and shall be true and correct in all material respects as of the Closing, with the same force and effect as if made at the Closing (except to the extent that such representations and warranties were made as of other date, in which case such representations and warranties shall have been true and correct as of such date).

(b) Where the Subscriber is an entity, the Subscriber shall have delivered to the Company a copy of a resolution of the board of directors of the Subscriber (certified by a duly appointed officer as true and correct) authorizing the execution of and the performance by the Subscriber of its obligations under this Agreement and the Transaction Documents.

(c) The Subscriber shall have performed all of its covenants and agreements required by this Agreement to be so performed by it, prior to or on the Closing, and where the Subscriber is an entity, the Company shall have received a certificate of the Subscriber signed by a duly authorized officer thereof certifying the matters set forth in this Section 7.2(a).

7.3 Conditions to Obligations of the Subscriber The obligations of the Subscriber to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment or written waiver by the Subscriber at or prior to the Closing, of each of the following conditions:

(a) The representations and warranties of the Company contained in this Agreement shall be true and correct when made in all material respects and shall be true and correct in all material respects as of the Closing, with the same force and effect as if made at the Closing (except to the extent that such representations and warranties were made as of other date, in which case such representations and warranties shall have been true and correct as of such date).

(b) The Company shall have performed all of its covenants and agreements required by this Agreement to be so performed by it, prior to or on the Closing.

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ARTICLE VIII

Termination

8.1 Termination. This Agreement may be terminated at any time prior to the Closing,

(a) by the Subscriber if:

(i) any event or circumstance has occurred that would cause any of the conditions set forth in Section 7.3 not to be satisfied; or

(ii) any representation or warranty made by the Company in this Agreement has been untrue or inaccurate in any material respect, or any covenant required to be fulfilled prior to the Closing fails to be fulfilled substantively, or the Company fails to comply with any of its covenants or agreements that would cause any of the conditions set forth in Section 7.3(a) not to be satisfied and such breach has not been cured by the Company within thirty (30) days upon giving of written notice of such breach by the Subscriber;

(b) by the Company if:

(i) any event or circumstance has occurred that would cause any of the conditions set forth in Section 7.2 not to be satisfied; or

(ii) any representation or warranty made by the Subscriber in this Agreement has been untrue or inaccurate in any material respect, or any covenant required to be fulfilled prior to the Closing fails to be fulfilled substantively, or the Subscriber fails to comply with any of its covenants or agreements that would cause any of the conditions set forth in Section 7.2 not to be satisfied and such breach has not been cured by the Subscriber within thirty (30) days upon giving of written notice of such breach by the Company;

(c) by either the Company or the Subscriber, if the Closing shall not have occurred by December 31, 2023; provided, however, that the right to terminate this Agreement under this Section 8.1(c) shall not be available to either Party whose failure to fulfill any obligation under this Agreement shall have been the cause of, or shall have resulted in, the failure of the Closing to occur on or prior to such date;

(d) by either the Company or the Subscriber, if any Governmental Authority shall have issued any order, decree, decision or shall have taken any other action, and such order, decree, decision or action that would enjoin or otherwise prohibit the transactions contemplated by this Agreement shall have become final and non-appealable; or

(e) by the mutual written consent of the Company and the Subscriber.

8.2 Effect of Termination. In the event of termination of this Agreement as provided in Section 8.1(d) or (e), this Agreement shall forthwith become void and there shall be no liability on the part of either Party hereto unless otherwise set forth in this Agreement or agreed by the Parties. Nothing herein shall relieve either party hereto from liability for any breach of this Agreement and the defaulting Party shall be liable to the other Party for its losses.

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ARTICLE IX

Indemnification

9.1 Indemnification.

(a) Indemnification by the Company. From and after the Closing Date and subject to Section 9.3, the Company shall indemnify and hold the Subscriber, its Affiliates and their respective directors, officers, agents, successors and assigns (the “Subscriber Indemnitees”) harmless from and against any losses, claims, damages, liabilities, judgments, fines, obligations, cost and expenses, including but not limited to any investigative, legal and other expenses (collectively, “Losses”) incurred by any Subscriber Indemnitee as a result of or arising out of: (i) breach of any representation or warranty of the Company contained in Article 3; or (ii) violation or nonperformance, partial or total, of any covenant or agreement of the Company contained in this Agreement.

(b) Indemnification by the Subscriber. From and after the Closing Date and subject to Section 10.8, the Subscriber shall indemnify and hold the Company, its Affiliates and their respective directors, officers, agents, successors and assigns (the “Company Indemnitees”) harmless from and against any Losses incurred by any Company Indemnitee as a result of or arising out of: (i) breach of any representation or warranty of the Subscriber contained in Article IV; or (ii) violation or nonperformance, partial or total, of any covenant or agreement of the Subscriber contained in this Agreement.

9.2 Procedures Relating to Indemnification.

(a) Any party seeking indemnification under Section 9.1 (an “Indemnified Party”) shall promptly give the Party from whom indemnification is being sought (an “Indemnifying Party”) notice of any matter which such Indemnified Party has determined has given or would reasonably be expected to give rise to a right of indemnification under this Agreement stating in reasonable detail the factual basis of the claim to the extent known by the Indemnified Party, and containing a reference to the provisions of this Agreement in respect of which such right of indemnification is claimed or arises; provided that the failure to provide such notice shall not release the Indemnifying Party from any of its obligations under this Article IX except to the extent the Indemnifying Party is materially prejudiced by such failure. With respect to any recovery or indemnification sought by an Indemnified Party from the Indemnifying Party that does not involve a Third Party Claim, if the Indemnifying Party does not notify the Indemnified Party within thirty (30) days from its receipt of the notice from the Indemnified Party that the Indemnifying Party disputes such claim, the Indemnifying Party shall be deemed to have accepted and agreed with such claim. If the Indemnifying Party has disputed a claim for indemnification (including any Third Party Claim), the Indemnifying Party and the Indemnified Party shall proceed in good faith to negotiate a resolution to such dispute. If the Indemnifying Party and the Indemnified Party cannot resolve such dispute in thirty (30) days after delivery of the dispute notice by the Indemnifying Party, such dispute shall be resolved by arbitration pursuant to Section 10.10.

(b) If an Indemnified Party shall receive notice of any claim or demand asserted by a third party (each, a “Third Party Claim”) against it or which may give rise to a claim for Loss under this Article IX, within thirty (30) days of the receipt of such notice, the Indemnified Party shall give the Indemnifying Party notice of such Third Party Claim; provided that the failure to provide such notice shall not release the Indemnifying Party from any of its obligations under this Article IX except to the extent that the Indemnifying Party is materially prejudiced by such failure. If the Indemnifying Party acknowledges in writing its obligation to indemnify the Indemnified Party hereunder against any Losses that may result from such Third Party Claim, then the Indemnifying Party shall be entitled to assume and control the defense of such Third Party Claim at its expense and through counsel of its choice if it gives notice of its intention to do so to the Indemnified Party within fifteen (15) days of the receipt of such notice from the Indemnified Party; provided that that if there exists or is reasonably likely to exist a conflict of interest that would make it inappropriate in the judgment of the Indemnified Party in its sole and absolute discretion for the same counsel to represent both the Indemnified Party and the Indemnifying Party, then the Indemnified Party shall be entitled to retain its own counsel in each jurisdiction for which the Indemnified Party determines counsel is required, at the Indemnifying Party’s expense. In the event that the Indemnifying Party exercises the right to undertake any such defense against any such Third Party Claim as provided above, the Indemnified Party shall cooperate with the Indemnifying Party in such defense and make available to the Indemnifying Party, at the Indemnifying Party’s expense, all witnesses, pertinent records, materials and information in the Indemnified Party’s possession or under the Indemnified Party’s control relating thereto as is reasonably required by the Indemnifying Party. Similarly, in the event the Indemnified Party is, directly or indirectly, conducting the defense against any such Third Party Claim, the Indemnifying Party shall cooperate with the Indemnified Party in such defense and make available to the Indemnified Party, at the Indemnifying Party’s expense, all such witnesses, records, materials and information in the Indemnifying Party’s possession or under the Indemnifying Party’s control relating thereto as is reasonably required by the Indemnified Party. No such Third Party Claim may be settled by the Indemnifying Party without the prior written consent of the Indemnified Party.

9.3 Limitation on the Liability. Absent fraud, intentional misrepresentation or willful breach, the maximum aggregate liabilities of the Indemnifying Party in respect of Losses suffered by the Indemnified Parties pursuant to Section 9.1(a) or 9.2(b) shall not in any event be greater than the Purchase Price.

14

ARTICLE X
General Provisions

10.1 Expenses. Except as otherwise provided in this Agreement, all costs and expenses, including fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be borne by the Party incurring such costs and expenses, whether or not the Closing shall have occurred.

10.2 Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by courier service, by facsimile or via registered mail to the respective parties hereto. Notices to the Subscriber will be directed to the address of the Subscriber set forth on the Signature Page of this Agreement and notices to the Company will be directed to the following address:

Address of the Company:

Unex Holdings Inc.

31-A2, Jalan 5/32A

6 ½ Miles Off Jalan Kepong

52000 Kuala Lumpur, Malaysia

10.3 Public Announcements. The Subscriber will not make (and will use its reasonable best efforts to ensure that its Affiliates and representatives do not make) any news release or public disclosure with respect to this Agreement and any of the transactions contemplated hereby, without first consulting with the Company and, in each case, also receiving the Company’s consent (which shall not be unreasonably withheld or delayed); provided that in the event the Subscriber is advised by its outside legal counsel that a particular disclosure is required by Law, it shall be permitted to make such disclosure but shall be obligated to use its reasonable best efforts to consult with the Company and take its comments into account with respect to the content of such disclosure before issuing such disclosure. Each of the Parties hereto shall comply with the requirements on disclosure of interests under the securities exchange laws and regulations of the U.S.

10.4 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect for so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any Party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties hereto as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement are consummated as originally contemplated to the greatest extent possible.

10.5 Entire Agreement; Conflict. This Agreement and other Transaction Documents constitute the entire agreement of the Parties hereto with respect to the subject matter hereof and thereof and supersede all prior agreements and covenants, both written and oral, between the Company and the Subscriber with respect to the subject matter hereof and thereof. In case of any conflict between the provisions of this Agreement and those of any other Transaction Documents, the provisions of this Agreement shall prevail.

10.6 Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, which will become the new parties hereto. Without the express written consent of the Company and the Subscriber (such consent shall be granted or withheld by the Company or the Subscriber in its own discretion), this Agreement shall not be assigned by operation of Law or otherwise.

15

10.7 Amendment. This Agreement may not be amended or modified except (a) by an instrument in writing signed by, or on behalf of, Company and Subscriber; or (b) by a waiver in accordance with Section 10.7.

10.8 Waiver. Either Party to this Agreement may (a) extend the time for the performance of any of the obligations or other acts of the other Party; (b) waive any inaccuracies in the representations and warranties of the other Party contained herein or in any document delivered by the other Party pursuant to this Agreement; or (c) waive compliance with any of the agreements of the other Party or conditions to such obligations contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by any Party to be bound thereby. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition of this Agreement. The failure of any Party hereto to assert any of its rights hereunder shall not constitute a waiver of any of such rights. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

10.9 No Third Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the Parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other person any legal or equitable right, benefit or remedy of any nature whatsoever, except as expressly provided in this Agreement.

10.10 Governing Law; Arbitration. This Agreement and all questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed in accordance with the laws of the state of New York without giving effect to any choice or conflict of law provision or rule thereof. Each of the Company and the Subscriber hereby submits to the exclusive jurisdiction of the United States federal and state courts located in New York, New York, with respect to any dispute arising under the Transaction Documents or the transactions contemplated thereby.

10.11 Counterparts. This Agreement may be executed and delivered (including by facsimile) in one or more counterparts, and by the Parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

[The remainder of this page intentionally left blank; Signature Page to follow]

16

Date: June 6, 2022

Number Of Shares of Common Stock Subscribed For: 5,000

Purchase Price Per Share: US$2.50 (or equivalent in S$/MYR _53,562.50___________)

Aggregate Purchase Price: US$_12,500_______________(or equivalent in S$/MYR___53,562.50___________)

_______________________________________ Passport/National Registration Identity Card (NRIC)	_______________________________________ Signature of Subscriber
As (check one) ____ Individual ____ Tenants in Common ____ Existing Partnership ____ Joint Tenants ____ Corporation ____ Trust ____ Other	Capacity in which signed:

Subscriber’s name and business address

(please type or print)

_______________________________________

_______________________________________

_______________________________________

_______________________________________

Subscriber’s mailing address

(if different than business address)

_______________________________________

_______________________________________

_______________________________________

_______________________________________

_______________________________________ Passport/National Registration Identity Card (NRIC)	_______________________________________ Signature of Co-Subscriber

As (check one)

____ Individual

____ Tenants in Common

____ Existing Partnership

____ Joint Tenants

____ Corporation

____ Trust

____ Other

Co-Subscriber’s name and business address

(please type or print)

_______________________________________

_______________________________________

_______________________________________

Capacity in which signed:

Co-Subscriber’s mailing address
(if different than business address)

_______________________________________

_______________________________________

_______________________________________

Accepted: UNEX HOLDINGS INC.
By: _______________________________________	Date: _______________________________________

Title:

UNEX HOLDINGS INC.

III. INVESTOR QUESTIONNAIRE

(for Non-U.S. Subscribers under Regulation S)

INVESTOR QUESTIONNAIRE

UNEX HOLDINGS INC.

Confidential Investor Questionnaire

To:	UNEX HOLDINGS INC.

Unex Holdings Inc., a Nevada corporation (the “Company”), is offering to Non-U.S. persons (the “Offering”), pursuant to an accompanying Subscription Agreement (the “Subscription Agreement”), shares of Common Stock (the “Shares”) for an aggregate purchase price of US$______________(or equivalent in Singapore Dollar/Malaysian Ringgit_________________).

I.	SUITABILITY (please answer each question)

(a) For an individual Subscriber, please describe your current employment, including the company by which you are employed and its principal business:

(b) For an individual Subscriber, please describe any college or graduate degrees held by you:

(c) For all Subscribers, please list types of prior investments:

(d) For all Subscribers, please state whether you have you participated in other private placements before:

☐ YES ☐ NO

(e) If your answer to question (d) above was “YES”, please indicate frequency of such prior participation in private placements of:

	Public Companies	Private Companies
Frequently	☐	☐

Occasionally	☐	☐

Never	☐	☐

(f) For individual Subscribers, do you expect your current level of income to significantly decrease in the foreseeable future:

☐ YES ☐ NO

(g) For trust, corporate, partnership and other institutional Subscribers, do you expect your total assets to significantly decrease in the foreseeable future:

☐ YES ☐ NO

(h) For all Subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

☐ YES ☐ NO

(i) For all Subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the Securities for which you seek to subscribe?

☐ YES ☐ NO

(j) For all Subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

☐ YES ☐ NO

II.	MANNER IN WHICH TITLE IS TO BE HELD. (circle one)

(a)	Individual
(b)	Tenants in Common
(c)	Existing Partnership
(d)	Joint Tenants
(e)	Corporation
(f)	Trust
(g)	Other

*If Securities are being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

III.	Disqualification Events.

1.	Certain Criminal Convictions.

Have you been convicted, within the past ten (10) years (or five (5) years, in the case of the Company, its predecessors and affiliated issuers), of any felony or misdemeanor involving:

●	in connection with the purchase or sale of any security;
●	involving the making of any false filing with the U.S. Securities and Exchange Commission (the “SEC”); or
●	arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment advisor or paid solicitor of purchasers of securities?

☐ YES. If yes, please explain:

☐ NO.

2.	Certain Court Injunctions and Restraining Orders.

Are you subject to any order, judgment or decree of any court of competent jurisdiction that was entered within the past five (5) years and currently restrains or enjoins you from engaging in any conduct or practice:

●	in connection with the purchase or sale of any security;
●	involving the making of any false filing with the SEC; or
●	arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?

☐ YES. If yes, please explain:

☐ NO.

3.	Final Orders of Certain State and Federal Regulators.

Are you subject to a Final Order (as defined below) of state regulators of securities, insurance, banking, savings associations or credit unions; federal banking agencies; the Commodity Futures Trading Commission; or the National Credit Union Administration that:

●	bars you from:

●	associating with an entity regulated by any of the aforementioned regulators;
●	engaging in the business of securities, insurance or banking; or
●	engaging in savings association or credit union activities; or

●	constitutes a Final Order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct entered within the past ten (10) years?

☐ YES. If yes, please explain:

☐ NO.

The term “Final Order” means a written directive or declaratory statement issued by a federal or state agency described in Rule 506(d)(1)(iii) under the Securities Act of 1933 under applicable statutory authority that provides for notice and an opportunity for a hearing, which constitutes a final disposition or action by that federal or state agency.

4.	SEC Disciplinary Orders.

Are you subject to any order of the SEC that currently:

●	suspends or revokes your registration as a broker, dealer, municipal securities dealer or investment adviser;
●	places limitations on the activities, functions or operations of, or imposes civil money penalties on, such person; or
●	bars you from being associated with any entity or from participating in the offering of any penny stock?[1]

☐ YES. If yes, please explain:

☐ NO.

1 A disqualification based on a suspension or limitation of activities expires when the suspension or limitation expires.

5.	SEC Cease-and-Desist Orders.

Are you subject to any order of the SEC that was entered within the past five (5) years and currently orders you to cease and desist from committing or causing a future violation of:

●	any scienter-based (intent-based) anti-fraud provision of the federal securities laws (including, for example, but not limited to):

●	Section 17(a)(1) of the Securities Act of 1933,
●	Section 10(b) of the Exchange Act and Rule 10b-5, and
●	Section 15 (c) (1) of the Securities Exchange Act); or

●	Section 5 of the Securities Act of 1933, which generally requires that securities be registered and prohibits the sale of unregistered securities.

☐ YES. If yes, please explain:

☐ NO.

6.	SRO Suspension/Expulsion.

Have you been suspended or expelled from membership in, or suspended or barred from association with a member of, a securities self-regulatory organization (“SRO”, such as a registered national securities exchange or a registered national or affiliated securities association, including FINRA) for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade?

☐ YES. If yes, please explain:

☐ NO.

7.	SEC Stop Orders.

Have you filed (as a registrant or issuer), or were you named as an underwriter in any registration statement or Regulation A offering statement filed with the SEC that, within the past five (5) years, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is currently the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued?

☐ YES. If yes, please explain:

☐ NO.

8.	USPS False Representations Order.

Are you subject to a United States Postal Service (“USPS”) false representation order entered within the past five (5) years, or are you currently subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the USPS to constitute a scheme or device for obtaining money or property through the mail by means of false representations?

☐ Yes. If yes, please explain:

☐ No.

IV. The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in this Questionnaire contained herein and such answers have been provided under the assumption that the Company will rely on them.

V. The undersigned understands and agrees that the Company may request further information of the undersigned in verification or amplification of the undersigned’s knowledge of business affairs, the undersigned’s assets and the undersigned’s ability to bear the economic risk involved in an investment in the securities of the Company.

VI. The undersigned represents to you that (a) the information contained herein is complete and accurate on the date hereof and may be relied upon by you, (b) the undersigned will notify you immediately of any change in any such information occurring prior to the acceptance of the subscription and will promptly send you written confirmation of such change. The undersigned hereby certifies that he, she or it has read and understands the Subscription Agreement related hereto and (c) the undersigned acknowledges that you may be required to publicly disclose the information provided in this Questionnaire and that he, she or it consents to such public disclosure.

VII. The undersigned represents to you that to the best of the undersigned’s knowledge, none of (i) the undersigned, (ii) any person controlling or controlled by the undersigned, (iii) if the undersigned is a privately-held entity, any person having a beneficial interest in the undersigned; or (iv) any person for whom the undersigned is acting as agent or nominee in connection with this investment is a senior foreign political figure 1, a special interest person 2, or any immediate family member 3 or close associate 4 of a senior foreign political figure, as such terms are defined in the footnotes below.

VIII. In order for the Company to comply with applicable anti-money laundering/U.S. Treasury Department Office of Foreign Assets Control (“OFAC”) rules and regulations, Subscriber is required to provide the following information:

[1]	A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.
[2]	A “special interest person” shall be any individual who is alleged to have been involved in a criminal activity that falls under the following categories: corruption, financial crime, trafficking, organized crime, terror, tax crime.
[3]	“Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.
[4]	A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

1.	Payment Information

(a)	Name and address (including country) of the bank from which Subscriber’s payment to the Company is being wired (the “Wiring Bank”):

(b)	Subscriber’s wiring instructions at the Wiring Bank:

(c)	Is the Wiring Bank located in the U.S. or another “FATF Country”*?

(d)	Is Subscriber a customer of the Wiring Bank?

* As of the date hereof, countries that are members of the Financial Action Task Force on Money Laundering (“FATF Country”) are: Argentina, Australia, Austria, Belgium, Brazil, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Italy, Japan, Luxembourg, Mexico, Kingdom of the Netherlands, New Zealand, Norway, Portugal, Russian Federation, Singapore, South Africa, Spain, Sweden, Switzerland, Turkey, United Kingdom and the United States of America.

2.	Additional Information

For Individual Investors:

☐ A government issued form of picture identification (e.g., passport or drivers license).

☐ Proof of the individual’s current address (e.g., current utility bill), if not included in the form of picture identification.

For Funds of Funds or Entities that Invest on Behalf of Third Parties:

☐ A certificate of due formation and organization and continued authorization to conduct business in the jurisdiction of its organization (e.g., certificate of good standing).

☐ An “incumbency certificate” attesting to the title of the individual executing these subscription materials on behalf of the prospective investor.

☐ A completed copy of a certification that the entity has adequate anti-money laundering policies and procedures (“AML Policies and Procedures”) in place that are consistent with the USA PATRIOT Act, OFAC and other relevant federal, state or non-U.S. anti-money laundering laws and regulations (with a copy of the entity’s current AML Policies and Procedures to which such certification relates).

☐ A letter of reference any entity not located in the U.S. or other FATF Country, from the entity’s local office of a reputable bank or brokerage firm that is incorporated, or has its principal place of business located, in the U.S. or other FATF Country certifying that the prospective investor maintains an account at such bank/brokerage firm for a length of time and containing a statement affirming the prospective investor’s integrity.

For all other Entity Investors:

☐ A certificate of due formation and organization and continued authorization to conduct business in the jurisdiction of its organization (e.g., certificate of good standing).

☐ An “incumbency certificate” attesting to the title of the individual executing these subscription materials on behalf of the prospective investor.

☐ A letter of reference from the entity’s local office of a reputable bank or brokerage firm that is incorporated, or has its principal place of business located, in the U.S. or other FATF Country certifying that the prospective investor maintains an account at such bank/brokerage firm for a length of time and containing a statement affirming the prospective investor’s integrity.

☐ If the prospective investor is a privately-held entity, a certified list of the names of every person or entity who is directly or indirectly the beneficial owner of 25% or more of any voting or non-voting class of equity interests of the Subscriber, including (i) country of citizenship (for individuals) or principal place of business (for entities) and, (ii) for individuals, such individual’s principal employer and position.

☐ If the prospective investor is a trust, a certified list of (i) the names of the current beneficiaries of the trust that have, directly or indirectly, 25% or more of any interest in the trust, (ii) the name of the settlor of the trust, (iii) the name(s) of the trustee(s) of the trust, and (iv) the country of citizenship (for individuals) or principal place of business (for entities).

VIII.	ADDITIONAL INFORMATION.

A TRUST MUST ATTACH A COPY OF ITS DECLARATION OF TRUST OR OTHER GOVERNING INSTRUMENT, AS AMENDED, AS WELL AS ALL OTHER DOCUMENTS THAT AUTHORIZE THE TRUST TO INVEST IN THE SECURITIES. ALL RESOLUTIONS AND DOCUMENTATION MUST BE COMPLETE AND CORRECT AS OF THE DATE HEREOF.

IX.	INFORMATION VERIFICATION CONSENT.

BY SIGNING THIS QUESTIONNAIRE, SUBSCRIBER HEREBY GRANTS THE COMPANY PERMISSION TO REVIEW ALL PUBLICLY AVAILABLE INFORMATION REGARDING SUBSCRIBER, INCLUDING, BUT NOT LIMITED TO INFORMATION PROVIDED BY OFAC FOR THE PURPOSE OF VERIFYING INFORMATION PROVIDED BY SUBSCRIBER HEREIN.

[SIGNATURE PAGE FOLLOWS]

INVESTOR QUESTIONNAIRE EXECUTION PAGE

Signature	Signature (if purchasing jointly)

Name Typed or Printed	Name Typed or Printed

Capacity in which signed	Capacity in which signed

Entity Name	Entity Name

Address	Address

City, State and Country	City, State and Country